                                                                   EXHIBIT 10.16

                            AGREEMENT OF REINSURANCE
                                    NO. 8206

                                     between

                         GENERAL REINSURANCE CORPORATION
                             a Delaware corporation
                         having its principal offices at
                                Financial Centre
                       695 East Main Street P.O. Box 10350
                        Stamford, Connecticut 06904-2350
                     (herein referred to as the "Reinsurer")

                                       and

                         PENN-AMERICA INSURANCE COMPANY
                               420 South York Road
                           Hatboro, Pennsylvania 19040
                      (herein referred to as the "Company")

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In consideration of the promises set forth in this Agreement, the parties agree as follows:

Article I - SCOPE OF AGREEMENT

          As a condition precedent to the Reinsurer's obligations under this Agreement, the Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company.

          This Agreement is comprised of General Articles I through XII and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement. The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties. The terms of the General Articles shall apply to each Exhibit unless specifically amended therein. In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurer under said Exhibits ceases.

          EXHIBIT A - EXCESS OF LOSS REINSURANCE
                                       of
                               Liability Business


                         GENERAL REINSURANCE CORPORATION

          EXHIBIT B - EXCESS OF LOSS REINSURANCE
                                       of
                                Property Business

Article II - PARTIES TO THE AGREEMENT

         This Agreement is solely between the Company and the Reinsurer. When more than one Company is named as a party to this Agreement, the first Company named shall be the agent of the other companies as to all matters pertaining to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party. However, if the Company becomes insolvent, the liability of the Reinsurer shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY. In no instance shall any insured of the Company or any claimant against an insured of the Company have any rights under this Agreement.

Article III - MANAGEMENT OF CLAIMS AND LOSSES

          The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or control of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the terms and limits of its policies which are within the limits set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to the terms of this Agreement.

Article IV - RECOVERIES

          The Company shall pay to or credit the Reinsurer with the Reinsurer's portion of any recovery obtained from salvage, subrogation, or other insurance. Adjustment expenses for recoveries shall be deducted from the amount recovered.

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                         GENERAL REINSURANCE CORPORATION

          The Reinsurer shall be subrogated to the rights of the Company to the extent of its loss payments to the Company. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers or to assign these rights to the Reinsurer.

          If the reinsurance under an Exhibit is on a share basis, the recoveries shall be apportioned between the parties in the same ratio as the amounts of their liabilities bear to the loss. If the reinsurance under an
Exhibit is on an excess basis, recoveries shall be distributed to the parties in an order inverse to that in which their liabilities accrued.

Article V - PREMIUM REPORTS AND REMITTANCES

          All reinsurance premium reports required by the Exhibit(s) attached hereto may be sent to:

          ASD Treaty Accounting Department
          General Reinsurance Corporation
          Financial Centre
          P.O. Box 10353
          Stamford, CT 06904-23 53

          All reinsurance premiums and any other amounts due the Reinsurer may be remitted to the following lockbox address:

          General Reinsurance Corporation
          P.O. Box 92555
          Chicago, IL 60675-2555

Article VI - ERRORS AND OMISSIONS

          The Reinsurer shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.

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                         GENERAL REINSURANCE CORPORATION

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Article VII - SPECIAL ACCEPTANCES

          Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.

Article VIII - RESERVES AND TAXES

          The Reinsurer shall maintain the required reserves as to the Reinsurer's portion~ of unearned premium, claims, losses, and adjustment expense.

          The Company shall be liable for all premium taxes on premium ceded to the Reinsurer under this Agreement. If the Reinsurer is obligated to pay any premium taxes on this premium, the Company shall reimburse the Reinsurer; however, the Company shall not be required to pay taxes twice on the same premium.

Article IX - OFFSET

          The Company or the Reinsurer may offset any balance, whether on account of premium, commission, claims or losses, adjustment expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer.

Article X - INSPECTION OF RECORDS

          The Company shall allow the Reinsurer to inspect, at reasonable times, the records of the Company relevant to the business reinsured under this Agreement, including Company files concerning claims, losses, or legal proceedings which involve or are likely to involve the Reinsurer.

Article XI - ARBITRATION

          Any unresolved difference of opinion between the Reinsurer and the Company shall be submitted to arbitration by three arbitrators. One arbitrator shall be chosen by the Reinsurer,

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                         GENERAL REINSURANCE CORPORATION

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and one shall be chosen by the Company. The third arbitrator shall be chosen by the other two arbitrators within ten (10) days after they have been appointed. If the two arbitrators cannot agree upon a third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If either party fails to choose an arbitrator within thirty (30) days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall choose the third arbitrator. The arbitrators shall be impartial and shall be active or retired persons whose principal occupation is or was as an officer of property and casualty insurance or reinsurance companies.

          The party requesting arbitration (the "Petitioner") shall submit its brief to the arbitrators within thirty (30) days after notice of the selection of the third arbitrator. Upon receipt of the Petitioner's brief, the other party (the "Respondent") shall have thirty (30) days to file a reply brief On receipt of the Respondent's brief, the Petitioner shall have twenty (20) days to file a rebuttal brief Respondent shall have twenty (20) days from the receipt of Petitioner's rebuttal brief to file its rebuttal brief The arbitrators may extend the time for filing of briefs at the request of either party.

          The arbitrators are relieved from judicial formalities and, in addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, shall make their award with a view to effecting the intent of this Agreement. The decision of the majority shall be final and binding upon the parties. The costs of arbitration, including the fees of the arbitrators, shall be shared equally unless the arbitrators decide otherwise. The arbitration shall be held at the times and places agreed upon by the arbitrators.

Article XII - INSOLVENCY OF THE COMPANY

          In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator on the basis of the amount of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim.

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                         GENERAL REINSURANCE CORPORATION

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          The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, this 7th day of May, 1996,

                                             GENERAL REINSURANCE CORPORATION

                                             /s/ Joan LaFrance
                                             Vice President

Attest: /s/ Illegible

And this 7th day of May, 1996

                                             PENN-AMERICA INSURANCE COMPANY

                                             /s/ Jon Saltzman
                                             President

Attest: /s/ John DiBiasi

                                       -6-

                               Agreement No. 8206
                        GENERAL REINSURANCE CORPORATION

                                    EXHIBIT A

                         Attached to and made a part of
                        Agreement of Reinsurance No. 8206

                           EXCESS OF LOSS REINSURANCE
                                       of
                               Liability Business

Section 1 - LIABILITY OF THE REINSURER

          The Reinsurer shall pay to the Company, with respect to liability business of the Company, the amount of net loss each occurrence in excess of the Company Retention but not exceeding the Limit of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                            SCHEDULE OF REINSURANCE

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                              Company
Class of Business             Retention      Limit of Liability of the Reinsurer

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Liability Business            $500,000                     $2,500,000

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Section 2 - COMBINATION COVER

          If an occurrence takes place which involves the liability business reinsured hereunder and one property risk reinsured under Exhibit B to this Agreement in combination, the Reinsurer shall pay to the Company the amount of net loss in excess of a Company Retention of $500,000 with respect to such occurrence, but not exceeding a Limit of Liability of the Reinsurer of $200,000. The Limit of Liability of the Reinsurer specified in this Section shall be in addition to the Limits of Liability of the Reinsurer set forth in the sections entitled LIABILITY OF THE REINSURER of this Exhibit and said Exhibit B.

Section 3 - LOSS IN EXCESS OF POLICY LIMITS

          Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if a third party claimant is awarded an amount in excess of the Company's


                         GENERAL REINSURANCE CORPORATION
policy limit and, as a result of the Company's failure to settle within the policy limit or of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action, an action is taken by the insured or assignee which could impose legal liability on the Company for an amount in excess of the Company's policy limit, 100% of that portion of the award made to the third party claimant which is in excess of the Company's policy limit shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

          However, this Section shall not apply where the loss has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, or settlement of any claim covered hereunder.

          Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

Section 4 - EXTRA CONTRACTUAL OBLIGATIONS

          Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, 80% of the extra contractual obligation shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

          For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company may be legally liable to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies

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                         GENERAL REINSURANCE CORPORATION

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reinsured hereunder which have limits of liability or amounts of insurance greater than the Company Retention.

          The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

          This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

          Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

Section 5 - OTHER REINSURANCE

          The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

          The Company may purchase facultative excess of loss reinsurance or facultative share reinsurance within the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.

Section 6 - COMPANY POLICY AMOUNTS

          For the purpose of determining the Company Retention and the Limits of Liability of the Reinsurer, the limits of liability of the Company with respect to any one policy shall be deemed not to exceed:

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                         GENERAL REINSURANCE CORPORATION

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         (a)    Personal Automobile Liability         Minimum Statutory Limits
                Combined Single Limit

         (b) Uninsured and Underinsured Motorists Minimum Statutory Limits Coverages

         (c)    Personal Injury Protection Coverage   Statutory Limits

         (d) Other Liability Combined Single Limit $1,000,000 each occurrence (Including Non-Owned and Hired Autos)

         (e) Section II Liability under Commercial $1,000,000 each occurrence Multiple Peril

         (f)    Garage Liability                      $1,000,000 each occurrence

Section 7 - DEFINITIONS

         (a)    Liability Business

                This term shall mean insurance classified as personal automobile liability, personal automobile uninsured motorists, personal automobile personal injury protection, other liability (including hired and non-owned automobile liability), section II under commercial multiple peril, and garage liability (not to include garage keepers legal liability) and described in the manuals of the Insurance Services Office, as respects insureds domiciled in the United States of America, its territories and possessions, or in Canada.

         (b)    Company Retention

                This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

         (c)    Net Loss

                This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims or losses, payment of benefits, or satisfaction of judgments or awards, including adjustment expense, after deduction of subrogation and other recoveries and after deduction of amounts due from all other reinsurance, whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the

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                         GENERAL REINSURANCE CORPORATION

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                extent set forth in the article entitled INSOLVENCY OF THE
                COMPANY.

         (d)    Adjustment Expense

                This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses, court costs; prejudgment interest or delayed damages; and interest on any judgment or award.

         (e)    Prejudgment Interest or Delayed Damages

                This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

         (f)    Occurrence

                This term shall mean each accident or occurrence or series of accidents or occurrences arising out of one event, whether involving one or several of the Company's policies. All bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

                (1) As respects a loss involving one or more policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

                (2) As respects a loss involving one or more policies written on a claims-made basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

                (3) As respects a loss involving one or more policies written on an occurrence basis and one or more policies written on a claims-made basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date

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                         GENERAL REINSURANCE CORPORATION

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                     shall be included in such loss whether they are covered
                     under occurrence or claims-made policies.

         (g)    Subject Premium

                This term shall mean the Company's premium for the business reinsured under this Exhibit, other than the Company's premium for personal automobile liability, personal automobile uninsured motorists, personal automobile personal injury protection, after deduction of the premium paid for reinsurance which inures to the benefit of this Exhibit.

Section 8 - EXCLUSIONS

         This Exhibit does not apply to:

         (a) Reinsurance assumed by the Company, excepting reinsurance of primary business assumed from affiliated companies;

         (b) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause;

         (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool, association, or syndicate, including pools, associations, or syndicates in which membership by the Company is required under any statute or regulation;

         (d) Any liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of, payment, or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

         (e) Nuclear Incident as provided in the Nuclear Incident Exclusion Clause - Liability - Reinsurance, which is attached to and made a part of this Exhibit;

         (f) Policies written on a co-indemnity basis not controlled by the Company;

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                         GENERAL REINSURANCE CORPORATION

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         (g)    Fidelity, surety, aviation, ocean marine, system performance, boiler and machinery, political risk, kidnap, ransom and extortion, credit, retroactive liability, financial guarantee and insolvency business, or strike insurance;

         (h) Policies written to apply in excess of a deductible or self insured amount of more than $10,000 or policies written to apply specifically in excess over underlying insurance;

         (i) Pollution liability or environmental impairment liability with respect to new and renewal policies written on and after January 1, 1986, but this exclusion does not preclude liability for loss, damage, costs, or expenses which are covered under Insurance Services Office wordings promulgated on or after January 1, 1986. However, if the insured elects to purchase any "buy back" or additional coverage options, such options shall not be covered under this Exhibit even if such options are provided by or covered under such Insurance Services Office wordings;

         (j) "Self-insurance" or "self-insured obligations", howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries;

         (k) Policies written on a claims made basis where the retroactive date of such policies precedes the effective date of the original insured's first claims made policy;

         (l) Liability arising out of the manufacturing, mining, transportation, distribution, use, removal, encapsulation, or exposure to asbestos, asbestos products, asbestos fibers, or asbestos dust;

         (m) Policies covering liability of any original insured whose annual gross sales, receipts, or revenues exceed $250,000,000;

         (n) Automobile liability insurance, except for the following classes: personal automobile liability, non owned and hired automobile liability when written as part of a general liability policy, and garage liability (however, garagekeepers legal liability is excluded);

         (o) Automobile liability insurance relating to the ownership, maintenance, or use of automobiles used in organized speed contests;

         (p) Liability other than automobile insurance relating to risks involving:



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               (1)  Wrecking of buildings or structures, except when three stories or less in height;

               (2) Amusement parks, amusement devices, fairs, exhibitions, carnivals, circuses, and zoos, except when written within the guidelines of the Company's Special Events Program;

               (3) Sports or other entertainment events with an expected capacity, at any one time, of 10,000 or more people;

               (4) Arenas, grandstands, stadiums, theatres, halls and any other indoor venues with an expected capacity, at any one time, of 5,000 or more people;

               (5)  Blasting operations;

               (6)  Motion picture production;

               (7)  All mining or quarrying operations;

               (8) Subway construction or tunnelling, other than sewer construction;

               (9) Navigation, towing, construction, repair, conversion, cleaning, work on, stevedoring, demolition, wrecking, uprighting, or salvage of any commercial vessel, barge, dry dock, oil rig, and any other commercial vessel;

               (10) Offshore or subaqueous operations;

               (11) Railroads, including street railways, except sidetrack agreements;

               (12) Aircraft, helicopters, airports, or flight operations;

               (13) Governmental subdivisions, bodies, authorities, or agencies over 10,000 in population, except OL&T related exposures;

               (14) Storage, production, marketing, handling, refinement, distribution, or transmission of natural or artificial fuels, except with respect to:

                    (i) Wholesale distribution of gasoline, kerosene, or fuel oils;

                    (ii) Storage of gasoline, kerosene, or fuel oils with a
                         combined total capacity of less than 75,000 gallons at any one location; and,

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                    (iii) Retail sales of gasoline or diesel fuel or fuel oil;

               (15) Manufacture, transportation, marketing, handling, storage, or use of explosives (Note: An explosive substance is defined as any substance manufactured for the express purpose of exploding as differentiated from other commodities used industrially which are fortuitously explosive such as gasoline, celluloid, fuel gases, and dyestuffs), caps, primers, or detonators and other similar materials, fireworks, ammunition, or ammonium nitrate;

               (16) Gas, electric, and water utility companies;

               (17) Shoring, underpinning, or moving of buildings or structures;

               (18) Manufacture, marketing, blending, mixing, repackaging or relabeling of agricultural and industrial chemicals;

               (19) Steeple or chimney shaft work (other than residential chimney sweep operations) and tower construction;

               (20) Construction or maintenance of cofferdams;

               (21) Malpractice or professional liability and/or errors and omissions insurance including liability of any insurer or reinsurer for alleged misconduct in the handling of claims or in any of its dealings with policyholders, except for beauticians, barbers, morticians, opticians, optometrists, hearing aid specialists clergymen counseling, animal grooming, exercise studios, day care centers and those classes mutually agreed upon in writing;

               (22) Directors and officers, public officials, Security Exchange
                    Commission, and ERISA liability;

               (23) Broadcasters, telecasters, and publishers liability;

               (24) Liquor law liability other than the following: host liquor, and liquor law liability when written in conjunction with the Company's Restaurant Pak program;

               (25) Products recall, products integrity, or products impairment insurance;

               (26) Products and completed operations as respects:

                    (i) The manufacture, sale, handling, or distribution of aircraft, aerospacecrafl, satellites, and missiles and parts for or


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                          components of, aircraft, aerospacecraft, satellites,
                          and missiles;

                    (ii) The manufacture, blending, mixing, repackaging, relabeling, or importing of ethical and non-ethical drugs, and cosmetics;

                    (iii) The manufacture, or wholesale distribution of tobacco based products;

                    (iv) The manufacture of all motorized vehicles, mobile equipment, heavy equipment or machinery, home power tools, and oil drilling equipment;

                    (v) The manufacture, blending, mixing, repackaging, or relabeling of farm animal feed.

               (27) Oil or gas pipelines, wells, or drilling operations;

               (28) Ship building, ship repair yards, dry docks, and marinas;

          (q)  Homeowners Section II and comprehensive personal liability;

          (r) Liability insurance afforded for watercraft; however, this exclusion shall not apply to coverage afforded by ISO Commercial General Liability Coverage Form CG 00 01 (Ed. 11/85) or as subsequently amended.

          If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of the vehicles listed in exclusion (o) and if such ownership, maintenance, or use constitutes only a minor and incidental part of the ownership, maintenance, or use of all vehicles of the insured, such exclusion(s) shall not apply.

          If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusion (p) items (1), (2), (5), (7), (14), (15), (17), (19), (26)(ii) and (26)(v), and (r)
above and if such premises, operations, products, or completed operations constitute only a minor and incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

          If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of exclusions (o), (p) items (1), (2), (5),
(7), (14), (15), (17), (19), (26)(ii) and (26)(v), and (r),

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these exclusions be suspended with respect to such business until 30 days after an underwriting supervisor of the Company acquires knowledge of such business.

Section 9 - RELNSURANCE PREMIUM AND COMMISSION

          As a condition precedent to the Reinsurer's obligations hereunder, the Company shall pay to the Reinsurer:

          (a) With respect to business in force at the effective time and date of this Exhibit, 7.9 17% of the Company's subject unearned premium, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit;

          (b) With respect to business becoming effective at and after the effective time and date of this Exhibit, 7.917% of the Company's subject written premium.

          The reinsurance premiums in (a) and (b) above are subject to a fixed commission of 40%.

Section 10 - REPORTS AND REMITTANCES

          (a)  Reinsurance Premium

               Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within 45 days after the commencement of this Exhibit.

               Within 45 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium for the quarter with respect to business of the Company written during the quarter, summarizing the reinsurance premium by line of insurance; and the amount due the Reinsurer shall be remitted within 45 days after the close of the quarter.

               Within 45 days after the close of each calendar quarter, the Company shall also render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the

                                      A-l1

                         GENERAL REINSURANCE CORPORATION
               reinsurance premium in force by line of insurance, by term and by month and year of expiration.

          (b)  Claims and Losses

               The Company shall report promptly to the Reinsurer each claim or loss for which the Company's estimated amount of net loss is 50% or more of the amount of the Company Retention and shall also report all cases of serious injury which, regardless of considerations of liability or coverage, might involve this reinsurance, including but not limited to the following:

               (1)  Cord injury - paraplegia, quadriplegia;

               (2)  Amputations - requiring a prosthesis;

               (3)  Brain damage affecting mentality or central nervous system
                    - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

               (4)  Blindness;

               (5) Burns - involving over 10% of body with third degree or 30% of body with second degree;

               (6) Multiple fractures - involving more than one member or non-union~

               (7)  Fracture of both heel bones (fractured bilateral os calcis);

               (8) Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

               (9)  Massive internal injuries affecting body organs;

               (10) Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

               (11) Fatalities;

               (12) Any other serious injury which, in the judgment of the
                    Company, might involve the Reinsurer.

               The Company shall advise the Reinsurer of the estimated amount of net loss in connection with each such claim or loss and of any subsequent changes in such estimates.

                         GENERAL REINSURANCE CORPORATION

               Promptly upon receipt of a definitive statement of net loss from the Company, but within no more than 25 days, the Reinsurer shall pay to the Company the Reinsurer's portion of net loss. The Company shall report to the Reinsurer any subsequent changes in the amount of net loss, and the amount due either party shall be remitted promptly, but within no more than 25 days.

          (c)  General

               In addition to the reports required in (a) and (b) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

               All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.

Section 11 - COMMENCEMENT AND TERMINATION

          This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., May 1, 1996, and to policies of the Company in force at 12:01 A.M., May 1,1996, with respect to claims or losses resulting from occurrences taking place at and after the aforesaid time and date insured under coverages written on an occurrence basis and with respect to claims received and recorded by the Company or the insured at and after the aforesaid time and date under coverages written on a claims made basis. However, this Exhibit shall not apply to claims received and recorded by the Company or the insured during any extended reporting period in force at such time and date.

          Either party may terminate this Exhibit by sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. As respects coverages written on an occurrence basis, the Reinsurer shall not be liable for claims and losses resulting from occurrences taking place at and after the effective time and date of termination. As respects coverages written on a claims-made basis, the Reinsurer shall not be liable for claims received and

                         GENERAL REINSURANCE CORPORATION
recorded by the Company or the insured at and after the effective time and date of termination, unless such claim is received and recorded by the Company or the insured during an extended reporting period in force at the time and date of termination.

          The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of the effective time and date of termination, less the commission previously allowed thereon.

                               Agreement No. 8206
                         GENERAL REINSURANCE CORPORATION

                                    EXHIBIT B

                         Attached to and made a part of
                        Agreement of Reinsurance No. 8206

                           EXCESS OF LOSS REINSURANCE
                                       of
                                Property Business

--------------------------------------------------------------------------------

Section 1 - LIABILITY OF THE REINSURER

          The Reinsurer shall pay to the Company, with respect to each risk of the Company, the amount of net loss sustained by the Company in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

          The Limit of Liability of the Reinsurer under this Exhibit shall not exceed a total payment of net loss of $2,400,000 on all risks involved in one occurrence.

                             SCHEDULE OF REINSURANCE

--------------------------------------------------------------------------------
                           Company
Class of Business          Retention         Limit of Liability of the Reinsurer

--------------------------------------------------------------------------------

Property Business          $200,000                       $800,000

--------------------------------------------------------------------------------

          All insurance written under one or more policies of the Company against the same peril on the same risk shall be combined, and the Company Retention and the Limit of Liability of the Reinsurer shall be determined on the basis of the sum of all insurance against the same peril and on the same risk which is in force at the time of a claim or loss.

Section 2 - COMBINATION COVER

          If an occurrence takes place which involves one property risk reinsured under this Exhibit and the liability business reinsured under Exhibit A in combination, the provisions of the section entitled COMBINATION COVER of said Exhibit A shall apply.

                         GENERAL REINSURANCE CORPORATION

Section 3 - EXTRA CONTRACTUAL OBLIGATIONS

          Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, if the Company incurs an extra contractual obligation, 80% of the extra contractual obligation shall be added to the Company's net loss from the occurrence and the total shall be allocated in accordance with the section entitled LIABILITY OF THE REINSURER.

          For purposes of this Section, the term "extra contractual obligation" shall mean a loss which the Company may be legally liable to pay, which is not covered under any other provision of this Exhibit and which arises from the Company's handling of any claim on the policies reinsured hereunder which have limits of liability or amounts of insurance greater than the Company Retention.

          The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

          This Section shall not apply where the extra contractual obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors, a corporate officer of the Company, or any other employee of the Company, acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

          Any insurance or reinsurance, whether collectible or not, which indemnifies or protects the Company against claims which are the subject matter of this Section and any contribution, subrogation, or recovery shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company's net loss.

Section 4 - OTHER REINSURANCE

          The obligations of the Company to reinsure business falling within the scope of this Exhibit and of the Reinsurer to accept such reinsurance are mandatory and no other reinsurance (either facultative or treaty) is permitted, except as provided for below.

                         GENERAL REINSURANCE CORPORATION

          When the amount of insurance written by the Company on an individual risk exceeds $1 ,000,000, permission is granted the Company to purchase facultative excess of loss or share reinsurance for the excess amount on such risk. If the Company does not purchase either facultative excess of loss or share reinsurance for the excess amount on such risk, the net loss for the purpose of computing the Company Retention and the Limit of Liability of the Reinsurer shall be reduced as if facultative share reinsurance had been in force at the time of the loss for the excess amount on such risk.

          The Company may also purchase facultative excess of loss reinsurance or facultative share reinsurance within the liability of the Reinsurer, if, in the underwriting judgment of the Company, the Reinsurer will be benefited thereby. In no event, however, shall the amount required with respect to the Company Retention be reduced.

          Recoveries from catastrophe reinsurance shall be deemed not to reduce the amount required with respect to the Company Retention.

Section 5 - DEFINITIONS

          (a)  Property Business

               This term shall mean insurance which is classified in the NAIC form of annual statement as fire, allied lines, inland marine, or commercial multiple peril (property coverages), except those lines specifically excluded in the section entitled EXCLUSIONS, on risks wherever located in the United States of America, its territories and possessions, or in Canada.

          (b)  Company Retention

               This term shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

          (c)  Net Loss

               This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims or losses, including adjustment

                         GENERAL REINSURANCE CORPORATION
               expense, after deduction of salvage and other recoveries and after deduction of amounts due from all other reinsurance, except catastrophe reinsurance, whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

          (d)  Adjustment Expense

               This term shall mean expenditures by the Company within the terms of its policies in the direct defense of claims and as allocated to an individual claim or loss (other than for office expenses and for the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company) made in connection with the disposition of a claim, loss, or legal proceeding including investigation, negotiation, and legal expenses; court costs; prejudgment interest or delayed damages; and interest on any judgment or award.

          (e)  Prejudgment Interest or Delayed Damages

               This term shall mean interest or damages added to a settlement, verdict, award, or judgment based on the amount of time prior to the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

          (f)  Risk

               The Company shall establish what constitutes one risk, provided:

               (1) a building and its contents, including time element coverages, shall never be considered more than one risk;

               (2) when two or more buildings and their contents are situated at the same general location, the Company shall identify on its records at the time of acceptance by the Company those individual buildings and their contents that are considered to constitute each risk; if such identification is not made, each building and its contents shall be considered to be a separate risk.

          (g)  Building

               This term shall mean each structure that is considered by the local fire insurance rating organization to be a separate building for rate making purposes. With reference to structures not rated specifically by the local fire insurance rating organization, the term building shall mean each separately roofed structure enclosed within exterior walls.

                         GENERAL REINSURANCE CORPORATION

          (h)  Occurrence

               This term shall mean each occurrence or series of occurrences arising out of one event.

          (i)  Subject Premium

               This term shall mean the Company's premium for the business reinsured under this Exhibit after deduction of the premium paid for reinsurance which inures to the benefit of this Exhibit.

Section 6 - EXCLUSIONS

          This Agreement does not apply to:

          (a) Reinsurance assumed by the Company, excepting reinsurance of primary business assumed from affiliated companies;

          (b) Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law, or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form of policy containing a standard war exclusion clause

          (c) Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool, association, or syndicate, including pools, associations, or syndicates in which membership by the Company is required under any statute or regulation;

          (d) Any liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund, or other arrangement, howsoever denominated, established, or governed, which provides for any assessment of, payment, or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee, or other obligation in whole or in part;

          (e) Nuclear Incident as provided in the Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance, which are attached to and made a part of this Exhibit

                         GENERAL REINSURANCE CORPORATION

          (f) Policies written on a co-indemnity basis not controlled by the Company;

          (g) Fidelity, surety, aviation, ocean marine, system performance, boiler and machinery, political risk, kidnap, ransom and extortion, credit, retroactive liability, financial guarantee and insolvency business, or strike insurance;

          (h) Policies written to apply in excess of a deductible or self insured amount of more than $10,000 or policies written to apply specifically in excess over underlying insurance;

          (i) Loss, damage costs, or expenses arising out of the release, discharge, dispersal, or escape of pollutants; the extraction, removal, clean up, containment, monitoring, or detoxification of pollutants; or, the removal, restoration, or replacement of polluted land or water. However, this exclusion does not preclude liability for loss, damage, costs, or expenses which are covered under Insurance Services Office wordings promulgated on or after April 1, 1986. Nevertheless, if the insured elects to purchase any "buy-back" or additional coverage options, such options shall not be covered under this Exhibit even if such options are provided by or covered under such Insurance Services Office wordings;

          (j) "Self-insurance" or "self-insured obligations", howsoever styled, of the Company, its affiliates or subsidiaries, or any insurance wherein the Company, its affiliates or subsidiaries, are named as the insured party, either alone or jointly with some other party, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company, its affiliates or subsidiaries, may not be obligated by law to pay a claim to itself, its affiliates or subsidiaries;

          (k) The following kinds of insurance and risks classified by the Company as property business:

               (1) The perils of flood, surface water, waves, tidal water or tidal wave, overflow of streams, or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such;

               (2)  The peril of earthquake, when written as such;

               (3) Difference in conditions insurance or similar kinds of insurance, howsoever styled;

               (4)  Insurance on growing or standing crops, or timber;

                         GENERAL REINSURANCE CORPORATION

               (5) Mortgage impairment insurance and similar kinds of insurance, howsoever styled;

               (6) Risks having a total insurable value of more than $50,000,000;

               (7) Any collection of fine arts with an insurable value of $5,000,000 or more;

               (8)  All bridges, tunnels, and dams;

               (9)  Mobile homes, when written on a personal lines policy;

               (10) All offshore property risks;

               (11) Railroad property;

               (12) Automobile physical damage business;

               (13) Inland marine business with respect to the following:

                    (i) Cargo insurance with respect to ocean, lake, or inland waterway vessels;

                    (ii) Motor-truck cargo insurance written for common carriers operating beyond a radius of 1,000 miles, or that require an ICC, PUC or similar filing;

                    (iii) Commercial negative film insurance and cast and/or non-appearance insurance;

                    (iv) Drilling and/or production rigs and all machinery and equipment used in the exploration of natural fuels;

                    (v)    Furriers' customers and garment contractors policies;

                    (vi) Insurance on livestock birds, or other animals under so-called "mortality policies";

                    (vii) Jewelers' block policies and furriers' block policies;

                    (viii) Mining equipment while underground;

                    (ix) Radio and television broadcasting towers, exceeding 100 feet in height;

                         GENERAL REINSURANCE CORPORATION

                    (x)  Registered mail and armored car insurance;

                    (xi) Watercraft, other than watercraft insured under
                         personal property floaters, yacht, or outboard policies.

Section 7 - REINSURANCE PREMIUM AND COMMISSION

          As a condition precedent to the Reinsurer's obligations hereunder, the Company shall pay to the Reinsurer:

          (a) With respect to business in force at the effective time and date of this Exhibit, 10.833% of the Company's subject unearned premium, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit; and

          (b) With respect to business becoming effective at and after the effective time and date of this Exhibit, 10.833% of the Company's subject written premium.

          The reinsurance premiums in (a) and (b) above shall be subject to a fixed commission allowance of 40%.

Section 8 - REPORTS AND REMITTANCES

          (a)  Reinsurance Premium

               Within 45 days after the commencement of this Exhibit, the Company shall render to the Reinsurer a report of the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Exhibit, summarizing the reinsurance premium by line of insurance, by term, and by month and year of expiration; and the amount due the Reinsurer shall be remitted within 45 days after the commencement of this Exhibit.

               Within 45 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium for the quarter with respect to business of the Company written during the quarter, summarizing the reinsurance premium by line of insurance; and the amount due the Reinsurer shall be remitted within 45 days after the close of the quarter.

                         GENERAL REINSURANCE CORPORATION

               Within 45 days after the close of each calendar quarter, the Company shall also render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term and by month and year of expiration.

          (b)  Claims and Losses

               The Company shall report promptly to the Reinsurer each claim or loss which, in the Company's opinion, may involve the reinsurance afforded by this Exhibit. The Company shall advise the Reinsurer of the estimated amount of net loss in connection with each such claim or loss and of any subsequent changes in such estimates.

               Promptly upon receipt of a definitive statement of net loss from the Company, but within no more than 25 days, the Reinsurer shall pay to the Company the Reinsurer's portion of net loss. The Company shall report to the Reinsurer any subsequent changes in the amount of net loss, and the amount due either party shall be remitted promptly, but within no more than 25 days.

          (c)  P.C.S. Catastrophe Bulletins

               The Company shall furnish to the Reinsurer, upon request, the following information with respect to each catastrophe set forth in the Catastrophe Bulletins published by the Property Claim
               Services:

               (1) The preliminary estimates of the amount recoverable from the Reinsurer;

               (2) The Reinsurer's portion of claims, losses, and adjustment expenses paid less salvage recovered during each calendar quarter;

               (3) The Reinsurers portion of reserves for claims, losses, and adjustment expenses at the end of each calendar quarter.

          (d)  General

               In addition to the reports required by (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records.

                         GENERAL REINSURANCE CORPORATION

               All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.

Section 9 - COMMENCEMENT AND TERMINATION

          This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., May 1, 1996, and to policies of the Company in force at 12:01 A.M., May 1, 1996, with respect to losses resulting from occurrences taking place at and after the aforesaid time and date.

          Either party may terminate this Exhibit by sending to the other, by registered mail to its principal office, notice stating the time and date when, not less than 90 days after the date of mailing of such notice, termination shall be effective. The Reinsurer shall not be liable for any claims or losses resulting from occurrences taking place at and after the effective time and date of termination.

          The Reinsurer shall return to the Company the reinsurance premium unearned calculated on the monthly pro rata basis as of the effective time and date of termination, less the commission previously allowed thereon.

                               Agreement No. 8206
                         GENERAL REINSURANCE CORPORATION

        NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - USA

     (1) This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it ii understood and agreed that for all purposes of this Agreement all the original policies of the Company (new, renewal and replacement) of the classes specified in Clause (ii) of this paragraph (2) from the time specified in Clause (iii) in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision*

     (i) It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

     (ii) Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only) Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

     (iii) The inception dates and thereafter of all original policies as described in (ii) above, whether new, renewal or replacement, being policies which either

               (a)  become effective on or after 1st May, 1960, or

               (b) become effective before that date and contain the Limited Exclusion Provision set out above;

           provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Company on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause (ii) of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this Agreement the original liability policies of the Company (new, renewal and replacement) affording the following coverages:

     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (inducing railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional arid Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause (v) of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision*

     It is agreed that the policy does not apply:

     (i) Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage:

           (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

           (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization as required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof; or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     (ii) Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief first aid to expenses incurred with respect to bodily injury, sickness, disease or death bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility any person or organization.

     (iii) Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage resulting from the hazardous properties of nuclear material if

          (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

          (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

          (c) the injury, sickness, disease, death or destruction bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility property damage to such nuclear facility and any property thereat.

     (iv) As used in this endorsement:

          "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor, "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

          (a)  any nuclear reactor,

          (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

          (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

          (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

          With respect to injury to or destruction of property the word "injury" or "destruction" includes all forms of radioactive contamination of property.

          "Property damage" includes all forms of radioactive contamination of property.

     (v) The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

               1. Garage and Automobile Policies issued by the Company on New York risks, or

               2. statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Company in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

     *NOTE.    The words underlined in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

    NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - USA

     (1) This Agreement does not cover any loss or liability accruing to the Company directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     (i) Nuclear reactor power plants including all auxiliary property on the site, or

     (ii) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     (iii) Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     (iv) Installations other than those listed in paragraph (2) (iii) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     (3)  Without in any way restricting the operations of paragraphs (1) and
(2) hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

     (a) where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1St January 1960 this subparagraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operations of paragraphs (l),(2) and hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     (5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

     (6) The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatoty thereof.

     (7)  The Company to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:

     (a) all policies issued by the Company on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.